SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 1999

                                  CWMBS, INC.

                                  (Depositor)

  (Issuer in respect of Residential Assed Securitization Trust, Series 1999-D)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

                                  CWMBS, INC.
                     Residential Assed Securitization Trust
                                 Series 1999-D

On  October  25,  1999,  The  Bank  of  New  York,  as  Trustee for CWMBS, INC.,
Residential Assed Securitization Trust Series 1999-D, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1999, among CWMBS, INC. as Depositor, Independent National Mortgage Corporation, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Residential Assed Securitization Trust Series 1999-D relating to the distribution date of October 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 1999


                                  CWMBS, INC.


                          By: /s/ Kelly A. Sheahan
                              ------------------------------
                          Name:   Kelly A. Sheahan
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 1999